UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2009

______________

TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)

California	001-33897	46-0476193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27710 Jefferson Avenue Suite A100 Temecula, California	92590
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (951) 694-9940

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Temecula Valley Bank (the “Bank”), a wholly owned subsidiary of Temecula Valley Bancorp Inc. (the “Company”), entered into a Stipulation and Consent (our “Consent”) to the issuance of an Order to Cease and Desist (the “Order”) by the Federal Deposit Insurance Corporation (the “FDIC”) and the California Department of Financial Institutions (the “DFI”). Based upon our Consent, the FDIC and the DFI jointly issued the Order on February 12, 2009, which is described under Item 8.01 below.

On February 11, 2009, the Company entered into a written agreement (the “FRB Agreement”) with the Federal Reserve Bank of San Francisco (the “FRB”), which is described under Item 8.01 below.

Item 8.01 – Other Events.

The Order is a formal corrective action pursuant to which the Bank has agreed to address specific areas through the adoption and implementation of procedures, plans and policies designed to enhance the safety and soundness of the Bank. These affirmative actions include management assessment, increased Board participation, implementation of plans to address capital, disposition of assets, allowance for loan losses, reduction in the level of classified and delinquent loans, loan portfolio diversification, profitability, strategic planning, funds management and a reduction in the level of brokered deposits. In addition, the Bank is required to maintain specified capital levels, notify the FDIC and the DFI of director and management changes and obtain prior approval of dividend payments.

The Order specifies certain timeframes for meeting these requirements, and the Bank must furnish periodic progress reports to the FDIC and DFI regarding its compliance with the Order. The Order will remain in effect until modified or terminated by the FDIC and the DFI.

The FRB Agreement is designed to enhance the Company’s ability to act as a source of strength to the Bank and requires that the Company obtain FRB approval before paying dividends, taking dividends from the Bank, making payments on subordinated debt or trust preferred securities, incurring debt or purchasing/redeeming Company stock. Similar to the Order, the FRB Agreement requires the Company to submit a capital plan, obtain FRB approval before appointing new directors or senior executive officers and comply with certain payment restrictions on golden parachute payments and indemnification restrictions.

The Company must furnish periodic progress reports to the FRB regarding its compliance with the FRB Agreement. The FRB Agreement will remain in effect until modified or terminated by the FRB.

Compliance Efforts

As previously disclosed by the Company, many of the corrective actions requested by the FDIC, the DFI and the FRB were initiated by the Bank and the Company some time ago, including significant management changes as well as other changes to preserve capital and enhance operations, The Company and the Bank recognize that the current challenging real estate and operating environments require a disciplined focus to achieve quality earnings with a reduced risk profile. The requirements of the Order and the FRB Agreement will assist us in this focus. The Bank expects to continue to provide to its customers the services previously provided including making loans, establishing lines of credit, accepting deposits and processing banking transactions.

The descriptions of our Consent, the Order and the FRB Agreement are qualified in their entirety by reference to our Consent and the Order, a copy each of which is attached hereto as Exhibits 10.1 and the FRB Agreement which is attached as Exhibit 10.2 hereto, and all are incorporated herein by reference in their entirety.

These events are also discussed in the press release attached as exhibit 99.1. The information found in exhibit 99.1 to this report is being furnished, not filed, pursuant to Section 18 of the Securities Exchange Act of 1934, as amended. Accordingly, exhibit 99.1 of this report will not be incorporated by reference into any of our filings, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in the exhibit to this report is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Company and the Bank have made forward-looking statements in this document that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of management, and on information currently available to management. Forward-looking statements include the information concerning possible or assumed future results of operations, and statements preceded by, followed by, or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. Management believes these forward-looking statements are reasonable. However, you should not place undue reliance on the forward-looking statements, since they are based on current expectations. Actual results may differ materially from those currently expected or anticipated.

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The Company’s future results and shareholder values may differ materially from those expressed in these forward-looking statements. Many of the factors described below, that will determine these results and values, are beyond the Company’s ability to control or predict. For those statements, we claim the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995.

A number of factors, some of which are beyond the Company’s ability to predict or control, could cause future results to differ materially from those contemplated. These factors include but are not limited to:

--	the currently anticipated bail out actions by the governments and those recently implemented
--	a further slowdown in the national and California economies
--	volatility of rate sensitive deposits
--	changes in the regulatory environment
--	increasing competitive pressure in the banking industry
--	operational risks including data processing system failures or fraud
--	asset/liability matching risks and liquidity risks
--	changes in the securities markets

--	change in loan prepayment speeds

The consequences of these factors, any of which could hurt the Company and its business, could include, among others:

--	increased loan delinquencies
--	an escalation in problem assets and foreclosures
--	a decline in demand for our products and services
--

a reduction in the value of the collateral for loans made by us, especially real estate which, in turn, would likely reduce our customers’ borrowing power and the value of assets and collateral associated with our existing loans

--	a reduction in the value of certain assets held by our company

Item 9.01 – Financial Statements and Exhibits.

(d)      Exhibits.

The following exhibits are filed with this Form 8-K:

10.1	Stipulation and Consent to the Issuance of an Order to Cease and Desist and FDIC and DFI Order to Cease and Desist, issued February 12, 2009

10.2	Written Agreement with the Federal Reserve Bank of San Francisco, dated February 11, 2009

The following exhibit is being furnished, not filed, pursuant to Section 18 of the Securities Exchange Act of 1934, as amended.

99.1	Press Release dated February 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMECULA VALLEY BANCORP INC.

Date: February 17, 2009	By:	/s/ FRANK BASIRICO
Frank Basirico
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stipulation and Consent to the Issuance of an Order to Cease and Desist and FDIC and DFI Order to Cease and Desist, issued February 12, 2009

10.2	Written Agreement with the Federal Reserve Bank of San Francisco, dated February 11, 2009

99.1	Press Release dated February 18, 2009